UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2010
AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Fourth Street, Cincinnati, OH	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 513-579-2121
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On August 2, 2010, the Registrant entered into a Credit Agreement with the Bank of America, N.A., as Administrative Agent, and several lenders (the “Credit Agreement”). The Credit Agreement replaces the Registrant’s $500 million bank line dated March 27, 2006.
The new credit facility provides for the following:
•	The Registrant may borrow up to $500 million.
•	The maturity date of the Credit Agreement is August 2, 2013.
•	The rate of interest payable on loans varies and will be based upon either the Federal Funds Rate plus an applicable margin, the Bank of America prime rate, or the London Interbank Offered Rate. In each case the applicable interest rate will also include a margin which varies based on the ratings assigned by Standard & Poor’s or Moody’s to the Registrant’s debt ratings.
•	Customary covenants including financial covenants regarding consolidated net worth and the ratio of consolidated total financing debt to total capitalization.
•	Customary events of default, subject to materiality thresholds and grace periods.
This description of the Credit Agreement is qualified in its entirety by the Credit Agreement filed as Exhibit 99.2 herewith and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
The information set forth above in Item 1.01 is incorporated by reference herein as if fully set forth herein.
Section 2 — Financial Information
Item 2.02 Results Of Operations And Financial Condition.
On August 2, 2010, American Financial Group, Inc. issued a news release announcing its financial results for the quarter ending June 30, 2010. The “Summary of Earnings” table attached to the release contained a typographical error. “P&C insurance losses & expenses” for the Six months ended June 30, 2009 were $975 million, instead of the $75 million as incorrectly shown. The news release, as corrected, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 is incorporated by reference herein as if fully set forth herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits

Exhibit No.	Description
99.1	News Release, dated August 2, 2010, reporting American Financial Group Inc. first quarter results for the period ended June 30, 2010.
99.2	Credit Agreement entered into among American Financial Group, Inc., the Bank of America, N.A., as Administrative Agent, and several lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.
Date: August 3, 2010	By:	Karl J. Grafe
Karl J. Grafe
Vice President